EXHIBIT 10.4


         JOINT VENTURE/CONSULTING AGREEMENT BETWEEN AMOEBA CORPORATION
                 AND INTERNET LOTO, INC. DATED FEBRUARY 2, 2001







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                       JOINT VENTURE/CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is entered into on February 2, 2001 by and between Amoeba Corporation, with its principal place of business at East Bay Street, P. O. Box 55-6836, Nassau, New Providence, the Bahamas ("Consultant"), and Internet LOTO, with its principal place of business at 3665 Ruffin Road, suite 225, San Diego, California, 92123 ("Project Company").

         RECITALS.

         In that we are all interested in forming a corporation for the operation of an online Lottery and all parties have a beneficial interest in achieving this project goal, and in that Amoeba agrees to work on the project without any direct financial payment and that the contribution by Tom and Lee Johnsons' company will be compensated directly through payment. And that Amoeba will do the bulk of the work in the start up phase, and Tom and Lee Johnson will obtain 25% of the corporation when formed and Amoeba will receive 75% of the corporation.

1.       DEFINITIONS.

            "CLIENT" means Tom and Lee Johnson.

            "CONSULTANT" means Amoeba Corporation, Inc.

            "PROJECT COMPANY" means Internet LOTO, Inc.

            "CONSULTING FEE(S)" means the fee or fees to be paid by Client to Consultant as set forth in the Statement of Work.

            "CONSULTING SERVICES" means the consulting services to be provided by Consultant to Client as described in the Statement of Work.

            "STATEMENT OF WORK" means the document labeled as Exhibit A, attached to and made part of this Agreement, which describes the Services to be performed by Consultant and the Consulting Fees to be paid for the Services by Client.

            "WORK PRODUCT" means any and all product, whether in the form of a business plan, documentation, reports, notes, or any other form, that is the tangible result of the performance of the Services.

2.       CONSULTANT'S OBLIGATIONS.

            CONSULTING SERVICES. Consultant agrees to provide the consulting services (the "Consulting Services") described in the Statement of Work, as amended by any Amendments to Statement of Work.

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WORK ON CLIENT PREMISES.  To the extent that Consultant  performs the Consulting
Services on Client's premises, Consultant, and its employees and agents, will obey all reasonable instructions and directions issued by Client.

PROGRESS REPORTS AND MEETINGS. Consultant agrees to participate in conference calls as needed with Client to review the progress of the Consulting Services.


CLIENT'S OBLIGATIONS.

INFORMATION, DATA AND DOCUMENTATION. Client agrees to make available to Consultant, upon reasonable notice, all information, data, and documentation required by Consultant to complete the Consulting Services.

EQUIPMENT AND OFFICE FACILITIES. To the extent that the Consulting Services are to be performed on Client's premises, Client agrees to provide Consultant with the equipment and office facilities necessary for performance of the Consulting Services.


PAYMENT.

PAYMENT FOR CONSULTING SERVICES. Client agrees to pay Consultant the Consulting Fee(s) set forth in the Statement of Work. The Consulting Fee(s) specified in the Statement of Work represents the total fees and charges for the Consulting Services and will not be increased during the term of this Agreement except pursuant to a written Amendment to the Statement of Work.

PAYMENT FOR ADDITIONAL CONSULTING SERVICES. Client agrees to pay Consultant any and all additional fees set forth in a properly completed and executed Amendment to the Statement of Work. EXPENSE REIMBURSEMENT. In addition to the Consulting Fee(s), Client agrees to pay Consultant the reasonable out-of-pocket expenses incurred by Consultant in performance of the Consulting Services. Consultant shall obtain the written approval of Client before incurring expenses in excess of Two-Hundred- Fifty Dollars ($250.00).

INVOICES.  Consultant will invoice Client at the end of the work.

STATEMENT OF WORK, AMENDMENT TO STATEMENT OF WORK.

STATEMENT OF WORK. The Consulting Services to be provided pursuant to this Agreement are set forth in the Statement of Work attached as Exhibit A.

AMENDMENTS  TO  STATEMENT  OF  WORK.  Any  and  all  additions,   deletions,  or
modifications to the Statement of Work will be set forth in writing on an Amendment, and executed by both parties. Consultant reserves the right not to consent to an Amendment to the Statement of Work that substantially increases the Consulting Services, whether in terms of time necessary to complete

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performance, or personnel and equipment requirements for completion.

TERM AND TERMINATION.

TERM.  The term of this  Agreement is from February 2, 2001 until the earlier of
(a) completion of the Consulting Services, which is estimated to be December 30, 2001, but may be earlier or later depending on complexity or circumstances out of Consultant's control, or (b) termination pursuant to subsequent provisions. The obligations under this agreement shall terminate upon the delivery of the stock payment as set forth under compensation.

TERMINATION FOR CAUSE. Either party, as applicable, shall have the right, in addition and without prejudice to any other rights or remedies, to terminate this Agreement as follows:

BY CONSULTANT, upon ten (10) days' written notice, if Client fails to pay the amounts due to Consultant pursuant to Article 4;

BY CLIENT, upon fifteen (15) days' written notice and payment to Consultant of all Consulting Fees accrued as of the date of termination, should Consultant propose a change in personnel that is not acceptable to Client;

BY CLIENT, upon ten (10) days' written notice, if Consultant fails to meet any of the milestones or other deadlines required to be met pursuant to this Agreement;

BY EITHER PARTY for any material breach of this Agreement, other than failure to make payments under section 4 of this Agreement, that is not cured within ten
(10) days of receipt by the party in default of a notice specifying the breach and requiring its cure; or


CONFIDENTIALITY.

Both parties agree to maintain all matters in the strictest confidence and not share any data without the express written permission of the other party.


WARRANTIES

Consultant warrants that the Consulting Services and the Work Product will strictly comply with the descriptions and representations s to the Consulting Services and Work Product (including performance capabilities, completeness, specifications, configurations, and function) that appear in the Statement of Work or any Amendments to the Statement of Work.

Noninfringement. Consultant further warrants that the Consulting Services and the Work Product, to the extent created by Consultant, will not violate or in any way infringe upon the rights of third parties, including property, contractual, employment, trade secrets, proprietary

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information, and nondisclosure rights, or any trademark, copyright, or patent rights.


DISCLAIMER.

THE WARRANTIES SET FORTH IN SECTION 9.1, ABOVE, ARE IN LIEU OF, AND THIS AGREEMENT EXPRESSLY EXCLUDES, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION, (a) ANY WARRANTY THAT THE CONSULTING SERVICES WILL ENABLE CLIENT TO SECURE INVESTMENT CAPITAL CONTRIBUTIONS NECESSARY TO IMPLEMENT THE OBJECTIVES OUTLINED IN BUSINESS PLANS DEVELOPED AS PART OF THE CONSULTING SERVICES; (b) ANY WARRANTY THAT THE ENTITY/ENTITIES CONTEMPLATED IN ANY BUSINESS PLAN BY WAY OF MERGER, ACQUISITION OR OTHERWISE WILL IN FACT BE FORMED AS A DIRECT RESULT OF SAID BUSINESS PLAN AND/OR CONSULTING SERVICES; (c) ANY WARRANTY THAT IF ENTITY/ENTITIES IS/ARE INDEED FORMED BY CLIENT ACCORDING TO THE FORM SET FORTH IN SAID BUSINESS PLAN OR AS A RESULT OF THE CONSULTING SERVICES, THAT SUCH ENTITY WILL GENERATE A PROFIT FOR CLIENT AND/OR WILL EVENTUALLY CAUSE AN INCREASE IN THE VALUATION OF CLIENT'S STOCK OR COMPANY MARKETABILITY OR OTHERWISE; (d) ANY AND ALL WARRANTIES OF MERCHANTABILITY; AND
(e) ANY AND ALL WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

Limitation of Liability. CONSULTANT IS NOT LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING THE LOSS OF PROFITS, REVENUE, DATA, OR USE OR COST OF PROCUREMENT OF SUBSTITUTE GOODS INCURRED BY CLIENT OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF CONSULTANT OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CONSULTANT'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID BY CLIENT TO CONSULTANT FOR CONSULTING SERVICES UNDER THIS AGREEMENT.


INDEMNIFICATION.

Consultant indemnifies and agrees to hold Client harmless from any loss, claim, or damage (including attorney fees) to persons or property arising out of this Agreement, the Work Product, or the Consulting Services to the extent that the loss, claim, or damage is caused by Consultant's breach of any term of this Agreement or the intentional act of Consultant. This indemnity survives termination of this Agreement.


NONEXCLUSIVITY, SUBCONTRATING, NONRECRUITMENT.

Nonexclusivity. Client acknowledges that Consultant may be performing similar consulting

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services for businesses other than Client including, without limitation, other
Internet lottery companies. This agreement does not prohibit Consultant from performing those consulting services.

Subcontracting. Any subcontract made by Consultant with the consent of Client shall incorporate by reference all the terms of this Agreement. Consultant agrees to guarantee the performance of any subcontractor used in performance of the Consulting Services.

Nonrecruitment. Consultant and Client agree not to recruit the employees of the other party unless written permission is obtained from the employing party. This provision will remain in effect for six (6) months after termination of this Agreement.


GENERAL.

Injunctive relief. The parties agree that damages would be an inadequate remedy in the event of a breach of this Agreement by Consultant. Therefore, Consultant agrees that Client is entitled, in addition to any other rights and remedies otherwise available, to injunctive and other equitable relief in the event of a breach or threatened breach by Consultant.

Independent Contractor. Consultant is, and at all times will be, an independent contractor. Nothing in this Agreement shall be deemed to create an employer/employee, principal/agent, or joint venture relationship. Neither party has the authority to enter into any contracts on behalf of the other party or otherwise act on behalf of the other party.

Assignment. Neither party may assign or transfer its rights or delegate its obligations under the Agreement without the other party's prior written consent, which will not be unreasonably withheld. This Agreement shall be binding upon the successors and assigns of the parties to this Agreement.

Entire Agreement. This Agreement, along with the Exhibits attached and incorporated in this Agreement, constitutes the final and complete understanding between the parties, and replaces and supersedes all subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by an authorized officer of each party to this Agreement.

Notices. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand-delivered, sent by facsimile with confirmation of receipt, sent by First Class Mail, return receipt requested (for all types of correspondence), postage prepaid, or sent by overnight courier service and addressed as follows:

To Consultant: Amoeba Corporation East Bay Street, P. O. Box 55-6836, Nassau, New Providence, the Bahamas.
Attn:  Eric Dierker, GIS Executive.

To Project Company:  InternetLOTO, 3665 Ruffin Road, suite 225,

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San Diego, California, 92123
Attn:  Thomas M. Johnson, Chairman, CEO.

Publicity. Without the prior written consent of each of the three parties, neither party shall disclose the terms and conditions of this Agreement except such disclosure may be made as is reasonably necessary to the disclosing party's bankers, attorneys, or accountants or except as may be required by law.

Force Majeure. Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for payment obligations, during any period in which such performance is delayed or rendered impracticable or impossible due to circumstances beyond its reasonable control, provided that the party experience the delay promptly notifies the other of the delay.

Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Severability. In case any provision of this Agreement is held to be invalid, unenforceable, or illegal, that provision shall be severed from this Agreement, and such invalidity, unenforceablity, or illegality will not effect any other provisions of this Agreement.

Waiver. The failure of either party to enforce any provisions of this Agreement is not a waiver of the provisions or of the right of that party to subsequently enforce that, or any other, provision of this Agreement.

Arbitration. In the event of any dispute between the parties arising out of this Agreement, the dispute shall be resolved by arbitration under the rules of the American Arbitration Association by an arbitrator agreed upon in writing by the parties. In the event the parties cannot agree upon the choice of an arbitrator, each party shall appoint one individual representative and the two party representatives shall, between themselves, chose an arbitrator.

Attorney Fees. In the event of any dispute between the parties arising out of this Agreement, the prevailing party shall be entitled to recover its attorney fees and costs.

Effective Date.  The effective date of this Agreement is February 2, 2001.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on the date set forth above.

CONSULTANT:


By:  /s/ Eric Dierker
   ---------------------------
   Eric Dierker, GIS Executive

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Amoeba Corporation
East Bay Street, P. O. Box 55-6836
Nassau, New Providence, the Bahamas

CLIENT:

By:  /s/ Lee Johnson
   -----------------------------
   Lee Johnson

PROJECT COMPANY:

By:  /s/ Thomas M. Johnson
   -----------------------------
   Thomas M. Johnson, Chairman, CEO


Internet LOTO, Inc.
3665 Ruffin Road, suite 225,
San Diego, California, 92123

LIST OF EXHIBITS

Exhibit A:  Statement of Work
and Fee Schedule

















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EXHIBIT A

STATEMENT OF WORK

DESCRIPTION OF SERVICES

Business Plan. Consultant will help Client develop and implement a business plan, marketing plan, and executive Summary for the Project Company to enable Client's Project Company to adequately implement the growth plan contemplated and outlined by Client as critical to the future of Client's Project Company.

Merger and Acquisition. Consultant will, under the direction and control of Client, assume an advisory role in implementing Project Company's Merger and Acquisition strategies and plans.

Strategic Alliances. Consultant will, under the direction and control of Client, assume an advisory role in the Strategic Alliance development of the Project company.

Technical. Consultant will, develop and implement Global Internet Strategies and interface with governments and professionals within the Internet Global community, in order to assure proper compliance with International standards.

Introductions. Consultant will research and determine the proper and most influential and efficient strategic alliances and make proper contact and presentations.

Research and Advise. Consultant will research and determine the various best jurisdictions and legalities and infrastructures for the operation of an offshore lottery.

Ongoing Internet Policies. Consultant will establish relationships with various country Internet ccTLDs and ICANN and the DoC. Consultant will monitor and keep clients advised as to changes in policies and technical upgrades and trends for developing cutting edge methodologies.

Fee Schedule


Equity Compensation. Compensation may be paid to Consultant in the form of company stock of Internet LOTO, Inc. as follows: 75% of the total shares outstanding, based on Internet LOTO's stock at the time of culminating this agreement.




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